UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) October 18, 2021
  AutoNation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 18, 2021, AutoNation, Inc. (“AutoNation” or the “Company”) announced that, on October 12, 2021, it entered into a commercial arrangement with Caliber Holdings LLC (“Caliber”) to transfer ownership of up to 17 of the Company’s collision centers to Caliber and to enter into a long-term agreement pursuant to which certain AutoNation stores will continue to sell parts and refer business to those collision centers following the closing of the transaction. The 17 collision centers represented in the aggregate less than 0.5% of the Company’s total gross profit for the six months ended June 30, 2021. The transaction is subject to the satisfaction of customary closing conditions and is expected to close in the fourth quarter of 2021. AutoNation remains committed to its collision business and, following the closing of the transaction, will continue to own and operate the largest collision center footprint among its automotive retail peers with 55 collision centers located from coast-to-coast, including the collision center that the Company recently acquired in Hilton Head, SC.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Statements regarding pending transactions, including the transaction described above, are forward-looking statements. The Company’s forward-looking statements reflect its current expectations concerning future results and events, and they involve known and unknown risks, uncertainties, and other factors that are difficult to predict. These risks, uncertainties, and other factors include, among others, the ability of each party to satisfy applicable closing conditions to the pending transaction, including the receipt of certain required consents and approvals from third parties, as well as other factors described in the Company’s news releases and filings made under securities laws, including, among others, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Forward-looking statements contained in this report speak only as of the date of this report, and the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	October 18, 2021	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary